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                           SCHEDULE 14A INFORMATION

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           The Fairchild Corporation
               (Name of Registrant as Specified In Its Charter)

                           The Fairchild Corporation
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]No fee required
[_]$125 per Exchange Act Rules 0-11(c)(ii), 14a-6(i)(2) or Item 22(a)(2) of
Schedule 14A.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:
  --------
    * Set forth the amount of which the filing is calculated and state how it was determined.

[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount previously paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

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

[LOGO OF FAIRCHILD CORPORATION]

                           THE FAIRCHILD CORPORATION
                             45025 Aviation Drive
                                   Suite 400
                             Dulles, VA 20166-7516

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

Date:

     Monday, November 20, 2000

Time:

     10:00 a.m.

Place:
     Dulles Airport Marriott
     45020 Aviation Drive
     Dulles, Virginia

Matters to be voted on:

  1. Election of ten directors.

  2. Approval of the issuance of 52,500 stock options to non-employee directors.

  3. Approval of performance goals and incentive compensation for the Senior Vice President, Tax.

  4. Approval of performance goals and incentive compensation for the Chief Financial Officer.

  5. Approval of performance goals and incentive compensation for the Executive Vice President.

  6. Approval of performance goals and incentive compensation for the President.

  7. Approval of performance goals and incentive compensation for the Chief Executive Officer.

  8. Any other matters properly brought before the shareholders at the meeting.

                                          By Order of the Board of Directors

                                          /s/ Donald E. Miller

                                          Donald E. Miller
                                          Executive Vice President & Secretary

October 10, 2000

                                    CONTENTS

                                                                      Page
General Information About Voting                                         1
Proposal No. 1: Election of directors                                    2
  General Information About the Nominees                                 2
  Information As to Executive Officers                                   6
  Section 16(a) Beneficial Ownership Reporting Compliance                7
  Executive Compensation                                                 8
    Table: Summary Compensation                                          8
    Table: Options Granted                                              10
    Table: Option Exercises and Year-End Value                          10
  Employment Agreements and Change of Control Arrangements              11
  Pension and Retirement Benefits                                       14
  Report of the Compensation Committee                                  16
  Report of the Audit Committee                                         19
  Stock Performance Graphs                                              20
  Stock Ownership                                                       23
  Certain Transactions                                                  25
Proposal No. 2: Approval of the issuance of 52,500 stock options to
 Non-Employee Directors (pursuant to the 2000 NED Plan)                 27
Proposal No. 3: Performance Goals and Incentive Compensation for the
 Senior Vice President, Tax                                             30
Proposal No. 4: Performance Goals and Incentive Compensation for the
 Chief Financial Officer                                                31
Proposal No. 5: Performance Goals and Incentive Compensation for the
 Executive Vice President                                               32
Proposal No. 6: Performance Goals and Incentive Compensation for the
 President                                                              33
Proposal No. 7: Performance Goals and Incentive Compensation for the
 Chief Executive Officer                                                35
Relationship with Independent Accountants                               37
Shareholder Proposals                                                   37
Annual Report                                                           37
Appendix 1: Charter of the Audit Committee                             A-1
Appendix 2: 2000 Non-Employee Directors Stock Option Plan              B-1

                                PROXY STATEMENT

  Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the board of directors. This proxy statement was first mailed to shareholders on October 10, 2000.

                        GENERAL INFORMATION ABOUT VOTING

Who can vote?

  Only shareholders of record holding Class A common stock or Class B common stock as of the close of business on September 29, 2000, will be entitled to receive notice of the annual meeting and to vote at the meeting.

  On September 29, 2000, there were 22,482,688 shares of Class A common stock and 2,621,652 shares of Class B common stock outstanding and eligible to vote. Shares of common stock owned by the Company or any subsidiary are not entitled to vote, and are not included in the number of outstanding shares.

How do I vote by proxy?

  Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the ten director nominees and for each of the other proposals to be considered at the meeting.

What if other matters come up at the annual meeting?

  The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

  Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting rather than by completing the proxy card?

  Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you may attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

  If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

  We will hold the annual meeting if holders of a majority of the shares of Class A common stock and Class B common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed in the proxy card.

  If your shares are held in the name of a nominee, and you do not tell the nominee by November 17, 2000 how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that the New York Stock Exchange determines to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

Who pays for this proxy solicitation?

  We do. In addition to sending you these materials, some of our employees may contact you by phone, by mail, or in person. None of these employees will receive any extra compensation for doing this. The Company will also reimburse brokerage houses and others forwarding proxy materials to beneficial owners of stock.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  An entire board of directors, consisting of ten members, will be elected at the annual meeting. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting. We recommend a vote "FOR" the nominees presented below.

  Vote Required. The ten nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted.

  Nominations. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we do not know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election.

                    GENERAL INFORMATION ABOUT THE NOMINEES

  All of the nominees are currently directors of the Company. Each has agreed to be named in this proxy statement and to serve as a director if elected. All nominees have been designated as "Continuing Directors" as defined in the Company's Certificate of Incorporation.

  Related party transactions between the Company and certain directors, or their immediate family members or affiliates, are set forth in this proxy statement under the heading "Certain Transactions." Information regarding late filings of stock ownership forms by certain directors is set forth in this proxy statement, under the heading "Section 16(a) Beneficial Ownership Reporting Compliance."

Name                Age Position
----                --- --------
Melville R. Barlow   71 Director
Mortimer M. Caplin   84 Director
Philip David         69 Director
Robert E. Edwards    52 Executive Vice President-Fairchild Fasteners and Director
Steven L. Gerard     55 Director
Harold J. Harris     71 Director
Daniel Lebard        61 Director
Herbert S. Richey    78 Director
Eric I. Steiner      38 President, Chief Operating Officer and Director
Jeffrey J. Steiner   63 Chairman of the Board and Chief Executive Officer

  Melville R. Barlow. Director Since 1996. Consultant to the Company:
September 1995 to June 1996. President of Pilkington Aerospace, Inc. (manufacturer of aircraft transparencies): July 1991 through March 1994. Corporate Vice President of General Dynamics and General Manager of General Dynamics Electronics Division (manufacturer of military aircraft automatic test equipment): June 1984 to March 1991.

  Mortimer M. Caplin. Director Since 1990. Senior member of Caplin & Drysdale (attorneys): 1964 to Present. Director of Presidential Realty Corporation and Danaher Corporation.

  Philip David. Director Since 1985. Consultant to the Company: January 1988 to June 1993. Company employee: January 1988 to December 1989. Professor of Urban Development at Massachusetts Institute of Technology: 1971 to 1988. Director of IRI International, Inc.

  Robert E. Edwards. Director Since 1998. Executive Vice President of Fairchild Fasteners: March 1998 to Present. Chief Operating Officer of Fairchild Fasteners U.S. Operations: January 2000 to Present. Chief Executive Officer of Fairchild Fasteners Direct: March 1998 to December 1999. President and Chief Executive Officer of Edwards and Lock Management Corporation (predecessor of Fairchild Fasteners Direct): 1983 to 1998. Pursuant to the merger agreement by which the Company acquired Fairchild Fasteners Direct, Mr. Edwards is to be nominated for election as a director every year as long as he continues to own at least 541,258 shares of Class A common stock.

  Steven L. Gerard. Director Since 1999. Chairman and Chief Executive Officer of Great Point Capital, Inc. (financial and operating consultants): 1998 to Present. Chairman and Chief Executive Officer of Ocean View Capital, Inc., a manufacturer of insulated wire and cable: September 1992 to August 1997. Director of Lennar Corporation and Aviation Sales Co.

  Harold J. Harris. Director Since 1985. President of Wm. H. Harris, Inc. (retailer): 1955 to Present. Director of Capital Properties Incorporated of Rhode Island.

  Daniel Lebard. Director Since 1996. Chairman of Supervisory Board of Daniel Lebard Management Development SA, a consulting firm in Paris, France, which performs management services: 1982 to Present. Chief Executive Officer of ISPG and Executive Chairman of Albright & Wilson plc (manufacturer of added value phosphate products): 1998 to Present.

  Herbert S. Richey. Director Since 1977. President of Richey Coal Company (coal properties-brokerage and consulting): 1979 to December 1993.

  Dr. Eric I. Steiner. Director Since 1988. President of the Company:
September 1998 to Present. Chief Operating Officer of the Company: November 1996 to Present. President and Chief Executive Officer of Fairchild Fasteners:
August 1995 to Present. Executive Vice President of the Company: November 1996 to September 1998. Senior Vice President, Operations of the Company: May 1992 to November 1996. Dr. Steiner is the son of Jeffrey J. Steiner.

  Jeffrey J. Steiner. Director Since 1985. Chairman of the Board and Chief Executive Officer of the Company: December 1985 to Present. President of the
Company: July 1991 to September 1998. Director of Communications Intelligence Corp., Franklin Holding Corp., and Global Sources Ltd.

  Articles have appeared in the French press reporting an inquiry by a French magistrate into allegedly improper business transactions involving Elf Acquitaine, a French petroleum company, its former chairman and various third parties, including Maurice Bidermann. In connection with this inquiry, the magistrate has made inquiry into allegedly improper transactions between Mr. Steiner and that petroleum company. In response to the magistrate's request that Mr. Steiner appear in France as a witness, Mr. Steiner submitted written statements concerning the transactions and appeared in person before the magistrate and others. The magistrate has put Mr. Steiner under examination (mis en examen) with respect to this matter and imposed a surety (caution) of ten million French Francs which has been paid. Mr. Steiner has not been charged.

Board Meetings

  The Board held seven meetings during fiscal 2000, and acted five times by unanimous written consent. No incumbent director attended less than seventy-five percent of the aggregate number of meetings of the Board and committees on which he served.

Board Committees

  The Board has five standing committees. The following chart describes the function and membership of each standing committee and the number of times it met in fiscal 2000:

                                Audit Committee
                               (Held 5 meetings)

Function                                             Members
--------                                             -------
 . Examines and considers matters relating to the     Herbert Richey (Chairman)
  internal and external audits of the Company's      Melville Barlow
  accounts and its financial affairs.                Mortimer Caplin
                                                     Steven Gerard
                                                     Harold Harris
 . Selects the Company's independent auditors.

  The Board of Directors has determined that all members of the Audit
Committee are "independent" as defined in the listing standards of the New
York Stock Exchange. The Board was advised that the law firm of Caplin &
Drysdale (of which Mortimer Caplin is a partner) provides certain legal services to the Company from time to time. However, such services are not provided by Mr. Caplin himself, and the amount of such services is less than $60,000 a year. Based on this, the Board has determined that Mr. Caplin is independent of the Company and its management, and that the business relationship with his law firm does not impede on such independence.

  The Board has adopted a written charter for the Audit Committee. A copy of the current charter is attached hereto as Appendix 1.

                    Compensation and Stock Option Committee
            (Held 5 meetings and acted 3 times by written consent)

Function                                             Members
--------                                             -------
 . Initial responsibility for all compensation        Philip David (Chairman)
  actions affecting the Company's executive          Melville Barlow
  officers, including base salaries, bonus awards,   Daniel Lebard
  stock option awards and the terms and conditions   Herbert Richey
  of their employment.
 . Administers the Company's stock option plan.

                              Executive Committee
                      (Acted 4 times by written consent)

Function                                             Members
--------                                             -------
 . May consider pertinent matters and exercise all    Jeffrey Steiner (Chairman)
  powers of the Board, which by law it may exercise  Mortimer Caplin
  when the Board is not in session.                  Herbert Richey
                                                     Eric Steiner

                   Corporate Ethics and Compliance Committee
                               (Held 2 meetings)

Function                                            Members
--------                                            -------
 . Oversees the Company's ethics programs.           Mortimer Caplin (Chairman)
                                                    Melville Barlow
                                                    Herbert Richey

                             Nominating Committee
                       (Acted 1 time by written consent)

Function                                            Members
--------                                            -------
 . Considers and recommends to the Board candidates  Jeffrey Steiner (Chairman)
  for election to the Board of Directors by the     Eric Steiner
  shareholders.                                     Harold Harris

Directors Compensation

  Board members that are not salaried employees of the Company receive separate compensation for Board service. That compensation includes:

Annual Retainer:     $20,000

Attendance Fees:     $2,500 for each Board meeting.
                     $2,500 for each Audit Committee meeting.
                     $1,000 per meeting for all other Board Committee meetings.
                     Expenses related to attendance.

Stock Options:       Under the 1996 Non-Employee Directors Stock Option Plan
                     (the "1996 NED Plan") each non-employee director is issued stock options for 30,000 shares at the time he or she is first elected as a director. Thereafter, each director is issued stock options for 1,000 shares on an annual basis (immediately after each Annual Meeting).

                     Under the 2000 Non-Employee Directors Stock Option Plan (the "2000 NED Plan") each non-employee director will be issued stock options for 7,500 shares (52,500 shares in the aggregate) immediately after the 2000 Annual Meeting. See discussion of the 2000 NED Plan under Proposal No. 2 of this Proxy Statement.

Bonus: In April 2000, each Board member who is not an employee of the Company was granted a bonus of 1,000 shares (per director) of Global Sources Ltd. with a value at the time of issuance of approximately $15.97 per share.

Nominees for Next Year's Annual Meeting

  The Nominating Committee will consider written recommendations for nominees for next year's annual meeting, submitted prior to June 12, 2001, by shareholders to the Secretary of the Company. Biographical information and the written consent of the potential nominee must accompany the recommendation.

                     INFORMATION AS TO EXECUTIVE OFFICERS

  Set forth below is certain information about each executive officer of the Company who is not a director of the Company. All of the executive officers of the Company are elected by the Board to serve until the next annual meeting of the Board or until their successors are elected and qualified. Related party transactions between the Company and certain officers (or their immediate family members or affiliates) are set forth in this proxy statement under the heading "Certain Transactions."

  Michael T. Alcox, 52, has served as Senior Vice President and Chief Financial Officer of the Company since July 2000. Mr. Alcox previously served as Vice President (from September 1996 to July 2000), as Senior Vice President and Chief Financial Officer (from December 1987 to September 1996), as Treasurer (from September 1990 to November 1991) and as a Director (from 1988 to 1999).

  John L. Flynn, 54, has served as Senior Vice President, Tax, of the Company since September 1994 and as Vice President, Tax, from August 1989 to September 1994.

  Donald E. Miller, 53, has served as Executive Vice President of the Company since September 1998, as General Counsel since January 1991 and as Corporate Secretary since January 1995. He served as Senior Vice President of the Company from January 1991 through September 1998.

  Warren D. Persavich, 47, has served as President of the Company's Distribution Division since April 1999, and as Senior Vice President and Chief Operating Officer of Banner Aerospace, Inc. since May 1998. Prior to that, he served as Senior Vice President and Chief Financial Officer of Banner Aerospace from June 1990 through May 1998, and as Vice President of Banner Aerospace from March 1990 through June 1990.

  Karen L. Schneckenburger, 51, has served as Vice President of the Company since September 1992 and as Treasurer of the Company since November 1991. Prior to that, she served as Director of Finance of Fairchild Industries from 1986 through 1989.

  Robert A. Sharpe II, 42, has served as Senior Vice President of the Company since September 1998 and as Executive Vice President of Fairchild Fasteners since July 1996. He served as Chief Financial Officer of Fairchild Fasteners from July 1996 through April 1999, and as a Director of the Company from 1995 to 1999. He was a Consultant for Fairchild Fasteners from October 1995 to July 1996. Prior to joining Fairchild, he served as Vice President, Corporate Development of Smithfield Foods, Inc. (a pork-products company) from July 1994 to July 1996.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and officers to file reports (on Forms 3, 4 and 5) with the Securities and Exchange Commission, disclosing their ownership, and changes in their ownership, of stock in the Company. Copies of these reports must also be furnished to the Company. Based solely on a review of these copies, the Company believes that during fiscal year 2000 all reports were filed on a timely basis, except as follows: Mr. Jeffrey Steiner filed a Form 4 with the SEC on March 23, 2000 (reporting the purchase of 23,000 shares of Class A Stock) that was due to be filed on March 10, 2000. Mr. Harold Harris filed a Form 4 with the SEC on March 10, 2000 (reporting the distribution of 2,232 shares of Class A Stock from the Harris' Profit Sharing Account) that was due to be filed on May 10, 1999.

                             EXECUTIVE COMPENSATION

                          Table: Summary Compensation

                                                                          Long Term
                                                                        Compensation
                                    Annual Compensation                    Awards
                          ---------------------------------------- -----------------------
                                                                   Securities
                                                      Other Annual Underlying  All Other
        Name and          Fiscal  Salary     Bonus    Compensation  Options   Compensation
   Principal Position      Year   ($)(1)     ($)(1)       ($)         (#)        ($)(2)
   ------------------     ------ --------- ---------- ------------ ---------- ------------
Jeffrey J. Steiner,        2000  2,061,554  3,623,314     --            --       31,983
Chairman & CEO             1999  2,007,215 11,207,617     --         25,000      29,927
                           1998  1,644,627  7,854,684     --        100,000      29,927
Robert E. Edwards,         2000    530,000    205,273     --            --        4,000
Executive Vice President   1999    520,000    200,000     --         20,000       4,000
of Fairchild Fasteners     1998    170,000        --      --            --        4,000
Donald E. Miller,          2000    352,675    449,656     --         25,000       8,231
Executive Vice
 President,                1999    332,345    900,000     --         25,000       6,331
General Counsel &
 Secretary                 1998    283,287    501,000     --         20,000       5,354
Warren D. Persavich        2000    224,042    337,978     --            --        4,812
President of               1999    213,294     99,225     --            --        4,438
Distribution Division      1998        --         --      --            --          --
Eric I. Steiner,           2000    565,386    829,850     --         25,000       8,304
President & COO            1999    510,618  4,300,000     --         75,000       6,562
                           1998    377,700    601,000     --         40,000       6,662

Footnotes on next page

--------
(1) Bonuses shown in the table for 2000 include a bonus of Global Sources shares, with a market value (at the time the compensation was awarded) as follows: J. Steiner--30,000 shares ($479,100 market value); R. Edwards-- 2,000 shares ($31,940 market value); D. Miller--5,000 shares ($79,850 market value); E. Steiner--5,000 shares ($79,850 market value).

    Salary and bonuses shown in the table for 1998 do not include compensation paid to the named executive officers by Banner Aerospace, which at the time was less than a wholly-owned subsidiary of the Company. Such compensation was as follows, based on Banner Aerospace's 1998 fiscal year.

     Banner                                     Stock Options
    Aerospace                                    For Banner
   Fiscal Year    Individual   Salary   Bonus   Common Stock  Other Compensation
   -----------   ------------ -------- -------- ------------- ------------------
      1998       J. Steiner   $400,000 $180,000    130,000           1,792
                 D. Miller       9,600        0          0         350,000
                 W. Persavich  189,000   70,875     40,000         505,804
                 E. Steiner     45,667        0     30,000         200,200

(2) Includes the following for fiscal 2000:

  a. Company matching contributions under 401(k) savings plan, as follows:

    J. Steiner       $4,250
    R. Edwards        4,000
    D. Miller         4,176
    W. Persavich      4,812
    E. Steiner        4,250

  b. Income imputed for split-dollar life insurance coverage, as follows:

    J. Steiner       $25,927

  c. Imputed interest on loans to officers, as follows:

    J. Steiner       $1,806
    D. Miller         4,054
    W. Persavich      1,806
    E. Steiner        4,054

                  Table: Options Granted in 2000 Fiscal Year

                                   Individual Grants
                     ----------------------------------------------
                                                                     Potential Realizable
                                                                       Value at Assumed
                                      % of                           Rates of Stock Price
                     Securities  Total Options                         Appreciation for
                     Underlying    Granted to   Exercise                 Option Term
                      Options      Employees     Price   Expiration ----------------------
       Name           Granted    in Fiscal 2000  ($/Sh)     Date    5% ($) (1) 10% ($) (1)
       ----          ----------  -------------- -------- ---------- ---------- -----------
Jeffrey J. Steiner          0          --          --          --        --          --
Robert E. Edwards           0          --          --          --        --          --
Donald E. Miller       25,000(2)      15.7%      10.00    08/03/04   319,071     402,628
Warren D. Persavich         0          --          --          --        --          --
Eric I. Steiner        25,000(2)      15.7%      10.00    08/03/04   319,071     402,628

--------
(1) The potential realizable value for each named executive officer reflects the increase in value of the shares granted, based on a beginning price equal to the stock option exercise price and assuming rates of stock value appreciation of 5% and 10%, respectively, over a period of five years. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

(2) These options were granted on 8/4/99; 25% became exercisable on 8/4/00; 50% are exercisable on 8/4/01; 75% are exercisable on 8/4/02; and 100% are exercisable on 8/4/03.

                  Table: Option Exercises and Year-End Value

                                                Number of Securities      Value of Unexercised
                                               Underlying Unexercised         In-the-Money
                                                     Options at                Options at
                                                    June 30, 2000             June 30, 2000
                  Shares Acquired  Value      ------------------------- --------------------------
                    on Exercise   Realized    Exercisable Unexercisable Exercisable  Unexercisable
      Name              (#)         ($)           (#)          (#)          ($)           ($)
      ----        --------------- --------    ----------- ------------- -----------  -------------
Jeffrey Steiner       60,000      303,750(1)    703,584       76,250    (2,578,691)   (1,242,813)
Robert Edwards           --           --          5,000       15,000       (47,500)     (142,500)
Donald Miller         45,000      179,063(1)     50,450       61,250      (460,844)     (577,031)
Warren Persavich         --           --        150,602          --       (548,682)          --
Eric Steiner          48,100      180,675(1)    162,261      131,250    (1,623,512)   (1,337,344)

--------
(1) Pursuant to the Company's Stock Option Deferral Plan, officers may defer the gain on exercise of stock options. An officer's deferred gain is issued in the form of "Deferred Compensation Units," representing the number of shares of common stock that the officer shall be entitled to receive upon expiration of the deferral period.

  Under the Stock Option Deferral Plan, the following named executive officers deferred gain as follows:

  J. Steiner deferred $303,750 in exchange for 33,986 Deferred Compensation
Units;
  D. Miller deferred $120,000 in exchange for 13,568 Deferred Compensation Units; and
  E. Steiner deferred $125,938 in exchange for 14,254 Deferred Compensation
Units.

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

  The following summarizes employment agreements and change of control agreements:

 .Employment Agreement between the Company and Jeffrey Steiner:

Term of the Agreement:         Five year term, extended annually by an
                               additional 12 months unless either party gives timely notice not to extend the agreement.

Minimum Base Salary Under
the Agreement:
                               As determined by the Compensation Committee.

Current Base Salary:           $1,700,000.

Payments in Event of Death:    Estate to receive an amount equal to one year's
                               base salary, plus bonuses for the fiscal year in which death occurred.

Payments in Event of
Termination Due to
Disability:                    Fifty percent of base salary for two years,
                               plus bonuses for the fiscal year in which disability occurred.

Payments in the event of
a "change in control":
                               2.99 times base salary and 2.99 times the preceding year's bonus.

 .  Employment Agreement between Banner Aerospace (Company Subsidiary) and
   Jeffrey Steiner:

Term of the Agreement:         Three year term, extended annually by an
                               additional 12 months unless either party gives timely notice not to extend the agreement.

Minimum Base Salary Under
the Agreement:
                               Not less than $250,000 per year, and an annual bonus if certain performance targets are met.

Current Base Salary:           $400,000.

Payments in Event of Death:    Estate to receive an amount equal to one year's
                               base salary, plus bonuses for the fiscal year in which death occurred.

Payments in Event of
Termination Due to
Disability:
                               Fifty percent of base salary for two years, plus bonuses for the fiscal year in which disability occurred.

Payments in the event of
a "change in control":
                               2.99 times base salary and 2.99 times the preceding year's bonus.

 .  Service Agreement between Banner Investments (U.K.) PLC, (Company
   Subsidiary) and Jeffrey Steiner:

Term of the Agreement:         Year to year.

Minimum Base Salary Under
the Agreement:
                               Annual compensation at the greater of $400,000 or pound sterling 204,000.

 . Employment Agreement and Registration Rights Agreement between the Company and Robert Edwards

Term of Employment             Initial term of 2 years, ending March 2000;
Agreement:                     thereafter year to year. Either party may
                               terminate the agreement on six months notice.

Minimum Base Salary Under
the Employment Agreement:
                               $520,000 per year.

Current Base Salary:           $520,000.

Payments in Event of Death:    Estate to receive payments accrued through date
                               of death.

Payments in Event of
Termination Due to
Disability:
                               No special payments after termination due to disability. Reduced payments during term of disability prior to employment termination.

Payments in the event of
a "change in control":
                               Subject to approval by the Company's lenders, the Company may be required (at Mr. Edwards' election) to purchase Mr. Edwards' shares of stock in the Company in the event of a change of control transaction, at the same price paid to Mr. Steiner for his shares in any such change of control. Similarly, the Company may require Mr. Edwards to sell his shares in order to complete any change of control transaction. (Registration Rights Agreement between the Company and Mr. Edwards.)

 .Letter Agreement between the Company and Donald Miller

Payments in the event of
Termination Without Cause:
                               2 times then current annual base salary, plus 1 times salary in lieu of bonus.

Payments in the event of
a "change in control":
                               2 times then current annual base salary, plus 1 times salary in lieu of bonus.

 .Employment Agreement between the Banner Aerospace and Warren Persavich:

Term of the Agreement:         Three year term, extended annually by an
                               additional 12 months unless either party gives timely notice not to extend the agreement.

Minimum Base Salary Under
the Agreement:
                               $155,000 per year.

Current Base Salary:           $222,000.

Minimum Annual Bonus Under
the Agreement:
                               50% of base salary if certain performance goals are met.

Payments in Event of Death:    Estate to receive payments accrued through the
                               date of death, plus six months base salary and bonuses for the fiscal year in which employment is terminated.

Payments in Event of
Termination Due to
Disability:
                               Base salary continued through the date of employment termination. Employee to receive bonuses for the fiscal year in which employment is terminated.

Payments in the event of
Termination without Cause:
                               Lump sum payment equal to salary through remainder of three year term, plus severance bonus of 50% of base salary. In addition, employee to receive an extra bonus equal to the bonus that would have been earned for a period of two years after the termination date, reduced by the amount of the severance bonus.

 .Employment Agreement between the Company and Eric Steiner:

Term of the Agreement:         Three year term, extended annually by an
                               additional 12 months unless either party gives timely notice not to extend the agreement.

Minimum Base Salary Under
the Agreement:
                               $540,000 per year.

Current Base Salary:           $725,000.

Payments in Event of Death:    Same as the Company's highest compensated
                               officer. Currently, Jeffrey Steiner is the highest compensated officer. (See death benefits described above under Jeffrey's
                               Steiner's employment agreement.)

Payments in Event of
Termination Due to
Disability:                    Same as the Company's highest compensated
                               officer. Currently, Jeffrey Steiner is the highest compensated officer. (See disability and termination benefits described above under Jeffrey's Steiner's employment agreement.)

Payments in the event of
a "change in control":
                               2.99 times base salary and 2.99 times the average annual bonus for the preceding five years.

                        PENSION AND RETIREMENT BENEFITS

  Fairchild Retirement Plan. The following table illustrates the amount of estimated annual fixed retirement benefits payable under the Fairchild Retirement Plan to an employee retiring in 2000, at age 65, at various salary levels (average of highest five consecutive years out of last ten years of service) and years of service. The Fairchild Retirement Plan defines salary as total compensation, subject to the Internal Revenue Service's limit on the amount of compensation that may be used to compute benefits under qualified pension plans. This limit is equal to $170,000 for 2000.

 Annual          10 Years               20 Years               30 Years               40 Years
 Salary         of Service             of Service             of Service             of Service
 ------         ----------             ----------             ----------             ----------
$ 25,000         $ 2,001                $ 4,002                $ 6,004                $ 7,313
  50,000           4,596                  9,192                 13,788                 16,711
 100,000          10,596                 21,192                 31,788                 38,336
 150,000          16,596                 33,192                 49,788                 59,961
 200,000          17,796                 35,592                 51,948                 64,286
 250,000          17,796                 35,592                 51,948                 64,286

  For purposes of determining benefits under the Fairchild Retirement Plan, the following executive officers have years of credit and average salaries as follows:

      Officer                     Average Salary                           Years of Credit
      -------                     --------------                           ----------------
Jeffrey J. Steiner                   $160,000                              9 yrs., 6 mths.
Robert E. Edwards                    $160,000                              2 yrs., 3 mths.
Donald E. Miller                     $160,000                              8 yrs., 5 mths.
Warren D. Persavich                  $160,000                              22 yrs., 9 mths.
Eric I. Steiner                      $160,000                              8 yrs., 3 mths.

  Supplemental Executive Retirement Plans. The Company has two Supplemental Executive Retirement Plans for certain key executives which provide additional retirement benefits based on final average earnings and years of service, as follows:

                                    Unfunded SERP                   Funded SERP
                         ------------------------------------ -----------------------
 Retirement Benefits     Provides a maximum retirement        Same as the Unfunded
                         benefit (in the aggregate for both   SERP.
                         Supplemental Executive Retirement
                         Plans) equal to the difference
                         between (i) sixty percent (60%) of
                         the participant's average base
                         salary for the last five years of
                         employment and (ii) the aggregate of
                         other pension benefits, profit
                         sharing benefits, stock option
                         benefits and primary Social Security
                         payments to which the participant is
                         entitled.
 Funding                 This is an unfunded obligation of    This plan is a funded
                         the Company, not subject to ERISA    obligation of the
                         regulations. The Company makes       Company. Such funding
                         discretionary contributions to a     contributions are not
                         Rabbi Trust to help meet its         assets available to the
                         obligations under this plan, but the creditors of the
                         assets under such trust are subject  Company.
                         to the claims of the Company's
                         creditors.
 Pre-Retirement          Subject to the approval of the       None.
 Distributions           Compensation Committee, the plan
                         permits participants who are age 60
                         or over, to elect to receive a lump
                         sum retirement advance on an
                         actuarially reduced basis.
 Participants            Executive Officers. All persons      Same as the unfunded
                         named in the Summary Compensation    plan.
                         Table (other than Mr. Edwards) are
                         eligible for participation in this
                         plan.
 Special Years of        Pursuant to a letter agreement with  None
 Service Accreditation   Mr. Miller, for purposes of
                         determining years of service with
                         the Company under the Supplemental
                         Executive Retirement Plans, Mr.
                         Miller is credited with two years of
                         service for each of the first ten
                         years he is employed by the Company.

                     REPORT OF THE COMPENSATION COMMITTEE

  The following report does not constitute solicitation material and is not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

  The Compensation and Stock Option Committee is composed of at least two non-employee Directors. It has initial responsibility for all compensation actions affecting the Company's executive officers, including base salaries, bonus awards, stock option awards and the terms and conditions of their employment.

Compensation Philosophy

  The Committee's goals are to:

  .  Provide compensation competitive with other similar companies.

  .  Reward executives consistent with the performance of the Company.

  .  Recognize individual performance.

  .  Encourage executives to increase shareholder value.

Components of Executive Officer Compensation

  Cash Compensation (Base Salary, Annual Incentive Bonus and Special Bonuses)--The Company manages the total cash compensation to provide median levels of cash compensation at average levels of corporate, business unit, and individual performance. Cash compensation consists of two components: (i) a base salary that is competitive with that of other companies paying at the median level of the market, and/or (ii) an annual incentive opportunity that is variable and is reflective of the financial performance of the Company and/or the individual performance of the executive officer. When high levels of performance are achieved, the level of cash compensation may exceed the median of the market. Conversely, when the Company, business unit, or the individual falls short of the predetermined goals, the level of cash compensation may be substantially below the market median. The objective of this mix is to deliver total annual cash compensation competitive with compensation offered at other companies facing similar challenges for similar positions, while simultaneously linking the payment of the annual cash incentive to the achievement of specific objectives in the Company's annual operating plan as approved by the Board.

  Mix Between Salary and Annual Incentive Pay--The mix between salary and annual incentive pay is related to an executive's job grade. Executives at higher grade levels in the Company have a greater percentage of their total cash compensation contingent on the accomplishment of business objectives, i.e. the higher the executive grade level, the greater the proportion of annual compensation that is "at risk." The award and size of the performance bonus are based upon: (i) the executive officer's performance against goals determined by the Company's Chief Executive Officer; and/or (ii) the performance of the executive officer's unit within the Company against that unit's goals; or (iii) the performance of the Company against Company goals. Goals vary from year to year and from unit to unit and, with regard to individual goals of executive officers, usually include both quantitative and qualitative factors.

  Bonuses for Extraordinary Transactions--In addition to annual bonuses, the Committee also occasionally awards special bonuses in connection with extraordinary transactions by the Company. The bonuses generally are awarded to individuals who make significant contributions towards the initiation, structuring and consummation of the transactions.

  In fiscal 2000, management continued to implement effectively its long-term strategies, which included the disposition of non-core assets and an increased focus of its efforts on its aerospace parts businesses. The Committee believes that the success of these strategies is evidenced by: (i) $23.2 million of annual cost savings for integration of Kaynar Technologies (acquired in the fourth quarter of 1999); (ii) the sale of the Company's minority position in Nacanco for $48.2 million and a gain of $25.7 million; (iii) the spin-off of Fairchild Bermuda to the Company's shareholders on April 13, 2000 (which allowed the Company's shareholders to own, in the aggregate, approximately 4.75% of Global Sources Ltd.); (iv) the sale of Camloc Gas Springs for approximately $5 million (including payment for a non-compete covenant); (v) the sale of the corporate headquarters building (in Dulles, VA) for approximately $12 million; and (vi) the sale of Dallas Aerospace for approximately $57 million. Based on the foregoing, the Committee approved salary, annual incentive pay and bonuses for extraordinary transactions for the Company's named executive officers as set forth under the Summary Compensation Table of this proxy statement.

  Stock Option Grants--The Committee believes that stock option grants serve as a desirable long-term method of compensation because they closely ally the interests of management with the preservation and enhancement and realization of shareholder value and serve as an additional incentive to promote the success of the Company. In fiscal 2000, the Committee approved the grant of 130,000 stock options to the Company's executive officers and 15,000 stock options to other employees. Included in these grants were 50,000 options granted to the named executive officers. The CEO received no stock options.

  Total Compensation Program--The Committee believes that the total compensation program for executives of the Company (cash compensation, bonuses and stock option grants) is on a level with the compensation programs provided by other companies facing similar challenges. The Committee believes that any amounts paid under the annual incentive plan will be appropriately related to corporate and individual performance, yielding awards that are directly linked to the annual financial and operational results of the Company within the framework of the challenges faced.

Compensation of CEO

  Jeffrey J. Steiner has served as Chairman of the Board and Chief Executive Officer of the Company since 1985, and as President from July 1991 through September 1998. In fixing Mr. Steiner's salary and target bonus levels, as well as determining the size of stock options, if any, the Committee and the Board typically review the strategic direction and financial performance of the Company, including enterprise value, revenue and profit levels. In addition, the Committee reviews Mr. Steiner's performance as Chairman of the Board and Chief Executive Officer, his importance to the Company and his success in implementing its strategic goals both through his entrepreneurial actions and investment banking acumen.

  Mr. Steiner has developed and established initiatives aimed at improving the operating efficiency and financial performance of the Company. During the last twelve months, the Company has disposed of non-core assets and increased its focus on the aerospace industry. Under the direction of Mr. Steiner, the
Company: (i) achieved $23.2 million of annual cost savings from the integration of Kaynar Technologies (acquired in the fourth quarter of 1999);
(ii) sold its minority position in Nacanco for $48.2 million and a gain of $25.7 million; (iii) spun off Fairchild Bermuda to the Company's shareholders (which allowed the Company's shareholders to own, in the aggregate, approximately 4.75% of Global Sources Ltd.); (iv) sold Camloc Gas Springs for approximately $5 million (including payment for a non-compete covenant); (v) sold the corporate headquarters building (in Dulles, VA) for approximately $12 million; (vi) sold Dallas Aerospace for approximately $57 million; and
(vii) implemented further aggressive cost reduction and cost control programs at all organizational and divisional levels.

  Base Compensation--Mr. Steiner's base compensation for fiscal 2000 was $1,200,000 pursuant to his employment agreement with the Company and $400,000 pursuant to his employment agreement with Banner Aerospace, plus $400,000 for services in the United Kingdom.

  Incentive Compensation Performance Goals--The performance goals for and maximum amount of Mr. Steiner's incentive compensation (i.e., compensation beyond base salary) approved by the shareholders at the last Annual Meeting, were as follows:

  1. If the Company (including its consolidated subsidiaries) achieves pre-tax profits for fiscal 2000, the Chief Executive Officer may receive up to three percent (3%) of such pre-tax profits.

  2. If the Company engages in an extraordinary transaction (e.g. purchase or sale of assets not in the ordinary course, including, without limitation, through a public offering or private placement of securities) during fiscal 2000, the Chief Executive Officer may receive up to two and one-half percent (2 1/2%) of the total value of the transaction.

  3. Notwithstanding the foregoing, the payment of incentive compensation in connection with extraordinary transactions is restricted as follows:

    . There shall be no cash incentive compensation awards on acquisitions by the Company;

    . There shall be no incentive compensation awards in connection with the Company's issuance of any debt securities (bonds, credit agreements, etc.); and

    . There shall be no incentive compensation awards in connection with raising of equity through investment bankers.

  Incentive Compensation for 2000 Transactions--Based on such performance goals being achieved, the Committee determined that Mr. Steiner should receive $3,144,214 plus 30,000 shares of Global Sources Ltd. (valued at $479,100) as incentive compensation for fiscal 2000. Except for $22,450, the total incentive compensation paid to Mr. Steiner for fiscal 2000 is within the performance goals approved last year by the shareholders.

  Stock Option Compensation--In fiscal 2000, the Committee did not approve the grant of any stock options to Mr. Jeffrey Steiner under the Stock Option Plan.

Internal Revenue Code Section 162(m)

  The Committee has considered the impact of Section 162(m) Internal Revenue Code of 1986, as amended (the "Code"), which in certain circumstances disallows income tax deductions for compensation in excess of $1,000,000. This disallowance provision does not apply to performance-based compensation and certain other forms of compensation. The Committee currently intends to structure the Company's incentive compensation awards to the Company's Chief Executive Officer and other executive officers in a manner that complies with the Code's requirements for performance-based compensation to ensure that the Company is entitled to deduct such compensation. One of these requirements is that the shareholders approve the material terms of performance goals for such awards. To satisfy this requirement, the shareholders are being asked in this proxy statement to approve the material terms of the performance goals for the fiscal 2001 incentive compensation award for the following officers: the Senior Vice President, Tax, the Chief Financial Officer, the Executive Vice President, the President and the Chief Executive Officer.

  Respectfully submitted by the members of the Compensation and Stock Option Committee of the Board of Directors:

                                          Philip David, Chairman

                                          Melville R. Barlow

                                          Daniel Lebard

                                          Herbert S. Richey

                         REPORT OF THE AUDIT COMMITTEE

  The following report does not constitute solicitation material and is not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

  The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States.

  In fulfilling its responsibilities:

  . The Audit Committee reviewed and discussed the audited financial statements contained in the 2000 Annual Report on SEC Form 10-K with the Company's management and the independent auditors.

  . The Audit Committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  . The Audit Committee received from the independent auditors written disclosures regarding the auditors' independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

  In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended June 30, 2000, for filing with the Securities and Exchange Commission.

  Respectfully submitted by the members of the Audit Committee of the Board of
Directors:

                                          Herbert S. Richey (Chairman)

                                          Melville R. Barlow

                                          Mortimer M. Caplin

                                          Steven L. Gerard

                                          Harold J. Harris

                           STOCK PERFORMANCE GRAPHS

  The following stock performance graphs do not constitute solicitation material and are not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

 Changes In Indexes Used In Prior Year:

  Last year we provided Fairchild's stock price performance compared to a market index and an industry index.

  Our market index was the S&P 600 Smallcap Index, on the basis that Fairchild fits the definition of a "smallcap company." We will continue to use this index.

  As an industry index, we used the S&P 400 Midcap Aerospace/Defense Index. We could not use the S&P Smallcap Aerospace/Defense Index because this Index did not provide figures for a period of more than five years. This year, however, the S&P Smallcap Aerospace/Defense Index provides figures for more than five years. We therefore intend to use the S&P Smallcap Aerospace/Defense Index on a going-forward basis.

 COMPARISON TO S&P 600 SMALLCAP INDEX/S&P 400 MIDCAP AEROSPACE/DEFENSE INDEX:

  The following graph compares the performance of the Company's Class A Stock with that of the S&P 600 Smallcap Index and the S&P 400 Midcap
Aerospace/Defense Index (consisting of three aerospace/defense manufacturers). The graph plots the growth in value of an initial $100 investment over the indicated five year period with all dividends reinvested.


                                    [GRAPH]

Fiscal
Year Ended      THE FAIRCHILD              S&P 600             S&P MIDCAP 400
June 30:    CORPORATION -
 CLASS A       SMALLCAP INDEX   AEROSPACE/DEFENSE INDEX

1995              $100.00                  $100.00               $100.00
1996               433.33                   126.01                126.09
1997               533.33                   153.34                176.15
1998               598.15                   183.18                189.18
1999               377.78                   186.26                179.91
2000               144.44                   213.06                187.95

* $100 INVESTED ON 6/30/95 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING JUNE 30.

                COMPARISON TO S&P 600 SMALLCAP INDEX / S&P 600
                       SMALLCAP AEROSPACE/DEFENSE INDEX:

  The following graph compares the performance of the Company's Class A Stock with that of the S&P 600 Smallcap Index and the S&P Smallcap Aerospace/Defense Index (consisting of five aerospace/defense manufacturers). The graph plots the growth in value of an initial $100 investment over the indicated five year period with all dividends reinvested.





                                    [GRAPH]

Fiscal
Year Ended    THE FAIRCHILD               S&P 600             S&P SMALLCAP 600
June 30:   CORPORATION -
 CLASS A      SMALLCAP INDEX     AEROSPACE/DEFENSE INDEX

1995             $100.00                  $100.00                 $100.00
1996              433.33                   126.01                  110.12
1997              533.33                   153.34                  152.15
1998              598.15                   183.18                  211.16
1999              377.78                   186.26                  174.62
2000              144.44                   213.06                  101.11

* $100 INVESTED ON 6/30/95 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING JUNE 30.

                                STOCK OWNERSHIP

  The following table shows the number of shares beneficially owned (as of August 31, 2000) by:

  . each person who we know beneficially owns more than 5% of the common stock;

  .  each director;

  .  each executive officer named in the Summary Compensation Table; and

  .  the directors and executive officers as a group.

                            Number of Shares     Percent    Number of Shares   Percent
Name                      of Class A Stock (1)   of Class of Class B Stock (1) of Class
----                      --------------------   -------- -------------------- --------
Melville R. Barlow                25,500(2)           *              --           --
Mortimer M. Caplin               125,364(2)           *              --           --
J.J. Cramer & Co.              1,500,000(4)        6.69%             --           --
Philip David                      42,856(2)           *              --           --
Dimensional Fund
 Advisors Inc.                 1,892,429(4)        8.44%
Robert E. Edwards              1,136,595(2)        5.06%             --           --
Steven L. Gerard                   5,618(2)           *              --           --
Harold J. Harris                  95,230(2) (3)       *              --           --
Gabelli Funds, LLC             1,583,926(4)        7.06%             --           --
Daniel Lebard                     40,856(2)           *              --           --
Donald E. Miller                 114,293(2) (3)       *              --           --
Warren D. Persavich              160,520(2)           *              --           --
Herbert S. Richey                 36,698(2)           *              --           --
Eric I. Steiner                  352,043(2) (3)    1.55%          15,000            *
Jeffrey J. Steiner             7,136,116(2) (6)   27.56%       2,938,996(6)     98.08%
The Steiner Group LLC          6,102,684(4) (5)   24.08%       2,908,996(5)     97.07%
All directors and
 executive officers as a
 group (16 persons)            9,499,843(2) (7)   35.82%       2,954,596(7)     98.60%

--------
*  Represents less than one percent.

(1) The Class A Stock Column includes shares of Class B Stock, which are immediately convertible into Class A Stock on a share-for-share basis. Options that are exercisable immediately or within sixty days after August 31, 2000 appear in the Class A Stock column. Outstanding warrants are exercisable into shares of either Class A Stock or Class B Stock and appear in both the Class A Stock and Class B Stock columns.

(2)  Includes exercisable stock options to purchase Class A Stock, as follows:
     M. Barlow, 25,500 shares; M. Caplin, 5,000 shares; P. David, 5,000 shares; R. Edwards, 10,000 shares; H. Harris, 20,000 shares; D. Lebard, 25,500 shares; D. Miller, 56,250 shares; W. Persavich, 126,947 shares, H. Richey, 5,000 shares; S. Gerard, 5,518 shares; E. Steiner, 206,011 shares; J. Steiner, 519,634 shares; Directors and Executive Officers as a group, 1,137,160 shares.

(3) Includes shares beneficially owned, as follows: H. Harris--24,768 shares of Class A Stock owned by the Wm. H. Harris, Inc. Profit-Sharing Plan and 7,500 shares held by his wife. D. Miller--300 shares of Class A Stock owned by Mr. Miller as custodian for his child; Mr. Miller disclaims any beneficial interest therein. E. Steiner--5,000 shares of Class A Stock owned by Dr. Steiner as custodian for his children; Dr. Steiner disclaims any beneficial interest therein; 10,762 shares held in 401k Savings Plan; and 10,000 shares held in the E&P Steiner Family Investment LLC.

(4)  Based on the following information:

  J.J. Cramer & Co., 40 Fulton Street, New York, NY 10038. Information as of March 6, 2000 contained in a 13D/A-10, filed on March 15, 2000, with the SEC by J.J. Cramer & Co., Cramer Capital Corporation, Cramer Partners, L.P., James J. Cramer and Karen L. Cramer.

  Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1434. Information as of April 10, 2000, contained in a Schedule 13D/A-6 filed on April 12, 2000 with the SEC by Gabelli Funds, Inc.

  The Steiner Group LLC, c/o Faust Rabbach Oppenheim LLP, 488 Madison Avenue, New York, NY 10022. Information provided to the Company by the shareholder.

  Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Information as of December 31, 1999, contained in a Schedule 13G filed on February 11, 2000 with the SEC by Dimensional Fund Advisors, Inc.

(5) The Steiner Group LLC is a Delaware limited liability company. Jeffrey J. Steiner is its sole manager. The members are Jeffrey J. Steiner (with a 20% membership interest), and The Jeffrey Steiner Family Trust (with an 80% membership interest). The Jeffrey Steiner Family Trust is a trust created for the benefit of the issue of Jeffrey J. Steiner. The Steiner Group LLC holds 3,193,688 shares of Class A Stock, 2,533,996 shares of Class B Stock, and 375,000 Warrants. 1,100,000 shares of Class B Stock owned by The Steiner Group LLC have been pledged to banks as collateral for loans to Jeffrey Steiner. All 3,193,688 shares of Class A Stock owned by The Steiner Group LLC have been pledged to NationsBank, N.A. together with other personal property as collateral for a line of credit and personal loans to Mr. Steiner.

(6) Mr. Jeffrey Steiner, 110 East 59th Street, New York, NY 10022. Mr. Steiner is the sole manager of The Steiner Group LLC, and as such may be deemed to beneficially own the same shares of Class A Stock and Class B Stock owned directly or beneficially by The Steiner Group LLC, as discussed in footnote (5) to this table.

  Class A Stock shown in the table as owned by Mr. Steiner include:(i) 6,102,684 shares owned by The Steiner Group LLC (see footnote (5)); (ii) 440,254 shares owned of record by Mr. Steiner; (iii) exercisable stock options to purchase 519,634 shares of Class A Stock (see footnote (2));
  (iv) 38,500 shares of Class A Stock owned by Mr. Steiner as custodian for his children; (v) 30,000 shares of Class B Stock (convertible on a one-to-one basis to Class A Stock) owned by Mr. Steiner as custodian for his children; (vi) 2,400 shares of Class A Stock owned by the Jeffrey Steiner Family Foundation; and (vii) 2,644 shares of Class A Stock held in his 401k Savings Plan.

  71,700 shares of Class A Stock owned by Mr. Steiner have been pledged as collateral to NationsBank N.A.

  Class B Stock shown in the table as owned by Mr. Jeffrey Steiner include:
  (i) 2,533,996 shares and 375,000 Warrants owned by The Steiner Group LLC (see footnote (5)); and (ii) 30,000 shares of Class B Stock owned by Mr. Steiner as custodian for his children.

  Mr. Steiner disclaims beneficial ownership of shares owned by The Steiner Group LLC, the Jeffrey Steiner Family Foundation, and shares owned by him as custodian for his children.

(7)  Includes warrants as described in footnotes (1), (5) and (6) above.

                             CERTAIN TRANSACTIONS

 . The Company occasionally uses a chartered helicopter owned by an affiliate of Mr. Jeffrey Steiner. Cost for such flights charged to the Company for business related travel are comparable to those charged in arm's length transactions between unaffiliated third parties. Total amount paid by the Company in fiscal 2000 for such helicopter was approximately $200,000.

 . Mr. Steiner occupies certain space in the Company's building in London, England, for which he is charged arm's length rent by the Company ((Pounds)49,140 per year).

 . The Company invested approximately $3.7 million in WIS Partners, a Bermuda limited partnership investing in West Indian Space (a satellite monitoring venture). The Company did not wish to invest more than $3.7 million in this venture. The Company made a loan to Jeffrey Steiner in the amount of $200,000 for Mr. Steiner to invest in WIS Partners. The loan was interest free, and has been deducted from Mr. Steiner's bonus for fiscal 2000.

 .  In fiscal 2000, the Company sold its remaining Optical Disc Business
   (formerly part of Fairchild Technologies) to Convac Technologies, Ltd., a Hong Kong corporation ("Convac Hong Kong"). In connection with such transaction, Fairchild received a 19% ownership interest in Convac Hong Kong. Subsequently, Convac Hong Kong agreed to issue a 20% ownership interest to Quilvest Asian Equity Limited, diluting Fairchild's ownership interest in Convac Hong Kong to 15%. In addition, Quilvest may be entitled to receive another 30% interest (if certain conditions are not met), in which case Fairchild's ownership interest in Convac Hong Kong will be diluted to 10.63%. In connection with the investment by Quilvest, Quilvest has the right to put all its Convac Hong Kong shares to Convac Holdings, the largest shareholder of Convac Hong Kong. This put is guaranteed by the principal shareholder of Convac Holdings and Mr. Jeffrey Steiner. Mr. Steiner is not a shareholder of Convac Holdings. However, in exchange for his guaranty, if the put is exercised, and he is required to make payment under his guaranty, a part of the profits (if any) generated by Convac Holdings may be attributable to Mr. Steiner, if he so elects.

  Preceding its investment in Convac Hong Kong, Quilvest made a $2 million loan to Convac Hong Kong, which is due in October 2000. If such loan is not repaid, then all amounts owed by Convac Hong Kong to Fairchild (for the sale of the Optical Disc Business to Convac Hong Kong) are subordinated to the Quilvest loan.

 . Jeffrey Steiner has a minority ownership interest in Mulberry Phosphates, Inc. Mulberry subleases from Fairchild approximately 1,650 square feet in Fairchild's New York office, at a rental equal to the rent paid by Fairchild to the prime landlord for such space. Due to financial difficulties, since January 2000, Mulberry has failed to make rental payments to Fairchild under the sublease.

 .  On March 2, 1998, the Company consummated the acquisition (by merger) of
   Fairchild Fasteners Direct from Robert E. Edwards. Pursuant to the merger agreement, Mr. Edwards is entitled to receive an earnout, for a period of two years, based on the earnings of Fairchild Fasteners Direct (previously known as Special-T). Mr. Edwards was paid approximately $592,000 in March 2000 pursuant to this earnout provision. This is the last payment under the earnout provision. Mr. Edwards was not an officer, director or employee of the Company at the time that such merger agreement was entered into.

 . In fiscal 1999, the Company made loans in the aggregate amount of $300,000 to Robert Sharpe in order to assist him in relocating from California to Virginia. The first loan for $100,000 was repaid in full on October 1, 1998. The second loan, for $200,000, bears interest at 5.48% per annum, requires annual interest payments, and is due in full on June 30, 2001. In fiscal 2000, the Company made another loan of $95,000 to Mr. Sharpe to assist him in his relocation, of which

   $89,311 was repaid on March 8, 2000, with the balance plus interest of 5.42% per annum to be repaid in full by September 30, 2000. The highest balance of all such loans in fiscal 2000 (including interest) was $308,204. The outstanding balance of all such loans as of September 19, 2000 was $216,802.

 . Pursuant to the Company's officer and director loan program, in fiscal 1999 and fiscal 2000, the Company made loans to certain key employees and directors, to be used by such employees to purchase Fairchild Class A
   Common Stock. The aggregate amount of such loans to officers and directors in fiscal 2000 was $2,157,783. Loans made in fiscal 2000 and fiscal 1999 (respectively) were as follows:

                                                            Fiscal
                                             Fiscal 2000     1999
                                            ------------- ----------
   Mortimer Caplin                          $  105,970.69
   Philip David                             $  105,897.51
   John Flynn                               $  167,255.43 $ 7,422.96
   Harold Harris                            $  105,897.51
   Natalia Hercot (daughter of J. Steiner)  $  167,397.59
   Daniel Lebard                            $  105,897.51
   Donald Miller                            $  167,255.43 $ 7,422.96
   Warren Persavich                         $  167,255.43 $ 7,422.96
   Herbert Richey                           $  105,963.15
   Robert Sharpe                            $  167,255.43 $ 7,422.96
   Eric Steiner                             $  167,255.43 $ 7,422.96
   Jeffrey Steiner                          $  167,255.43 $ 7,422.96
   Other Officers (Aggregate)               $  457,226.70 $29,691.84
                                            ------------- ----------
     Total                                  $2,157,783.24 $74,229.60
                                            ============= ==========

  All such loans are non-interest bearing, have maturity dates ranging from 2 1/2 to 4 1/2 years, and become due and payable immediately upon the termination of employment (for senior management) or director affiliation (for a director).

 . Eric Steiner (son of Jeffrey Steiner) is an executive officer of the Company. His compensation is set forth in the compensation table of the proxy statement. Natalia Hercot (daughter of Jeffrey Steiner) is a Vice President of the Company, for which she was compensated $168,000 in fiscal 2000. Thierry Steiner (son of Jeffrey Steiner) is an employee of the Company, for which he was compensated $32,000 in fiscal 2000. A brother of Robert Sharpe is an employee of Fairchild Fasteners, for which he was compensated approximately $199,000 in fiscal 2000.

 . Ms. Linda Edwards, the wife of Robert Edwards, is a partner of the law firm of Paul, Hastings, Janosfky & Walker LLP, which rendered legal services to the Company during fiscal 2000. The Company intends to use the services of this firm during fiscal 2001.

                                     * * *

                                PROPOSAL NO. 2

                          APPROVAL OF THE ISSUANCE OF
                            52,500 STOCK OPTIONS TO
                            NON-EMPLOYEE DIRECTORS
                        (Pursuant to the 2000 NED Plan)

  At the annual meeting, you will be asked to approve the Company's 2000 Non-Employee Directors Stock Option Plan (the "2000 NED Plan"). The purpose of the 2000 NED Plan is to issue an aggregate of 52,500 option shares to the Company's non-employee directors. We recommend that you vote "FOR" this proposal.

  Vote Required. To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. In addition, under New York Stock Exchange rules, all votes cast for or against such proposal must (in the aggregate) represent at least 50% of the outstanding shares of the Company entitled to vote on such matter.

  Because the pool of shares available under the 2000 NED Plan does not exceed 5% of the outstanding common stock of the Company, brokers have discretion to vote in favor of this proposal. Therefore, broker nonvotes will be counted as present (for quorum purposes) and entitled to vote on this proposal.

                              Summary of the Plan

  Shares Available for       The Company has seven non-employee directors.
  Stock Options:             On the date of the 2000 Annual Meeting
                             (assuming this proposal is adopted) each non-employee director will be issued 7,500 shares of the Company's Class A Common Stock, for an aggregate of 52,500 shares. This number
                             (52,500) represents approximately 0.21% of the Company's issued and outstanding stock as of September 29, 2000.

                             All stock options will be granted on the date of the 2000 Annual Meeting (after obtaining shareholder approval). No stock options will be issued under the 2000 NED Plan after such date.

  Exercise Price for         The exercise price for the Stock Options shall
  Stock Options:             be 100% of the fair market value of the shares
                             on the date of the 2000 Annual Meeting.

  Payment of Stock           The holder of an option can choose to pay the
  Option Exercise Price:     exercise price in cash, with the Company's
                             common stock (valued at the closing price of the common stock on the date of exercise), or by cashless exercise. In a cashless exercise, the option holder irrevocably instructs his or her broker to sell the shares to be acquired upon exercise of the option and pay the exercise price to the Company.

  Eligibility:
                             All non-employee directors of the company are eligible to receive stock options under the 2000 NED Plan. There are seven such directors.

  Administration of the      The 2000 NED Plan will be administered by the
  Plan:                      Board (excluding non-employee directors). The
                             Board will be authorized to interpret the 2000
                             NED Plan but will have no discretion with respect to the selection of directors to receive options, the date on which stock options will be issued, the number of shares subject to the 2000 NED Plan, or the purchase price for the shares subject to options.

  Amendments to the          The Board may terminate, amend or modify the
  Plan:                      2000 NED Plan at any time. However, any
                             amendment or modification that increases the total amount of stock on which options may be granted under the 2000 NED Plan, changes the manner of determining the option price, changes the classes of individuals eligible to receive options, changes the number of options which may be granted to each director, changes the times when such options are granted, or materially increases the benefits under the 2000 NED Plan will require the consent of the Company's stockholders.

  Exercise of Stock          All stock options under the 2000 NED Plan will
  Options:                   contain the following vesting schedule: (i)
                             after one year from the date of grant, the holder may exercise up to 25% of the stock options covered by the award; (ii) after two years from the date of grant, the holder may exercise up to 50% of the stock options covered by the award; (iii) after three years from the date of grant, the holder may exercise up to 75% of the stock options covered by the award; and (iv) after four years from the date of grant, the holder may exercise up to 100% of the stock options covered by the award.

                             If a non-employee director ceases to serve as a member of the Board (other than due to death or disability), all options granted to such director under the 2000 NED Plan shall expire three months thereafter, or on their stated expiration date, whichever occurs first.

                             If a non-employee director ceases to serve as a member of the Board due to death or disability, all options granted to such director under the 2000 NED Plan shall expire one year thereafter, or on their stated expiration date, whichever occurs first.

  Deferment of Gain:         Pursuant to the Company's stock option
                             deferral plan, directors may elect to defer the gain upon exercise of any stock options granted under the 2000 NED Plan. The "gain" is the difference between the exercise price of a stock option and the value of the shares on the date the option is exercised. If a director elects to defer the gain, he will receive deferred compensation units from the Company equal to the dollar amount of the gain divided by the fair market value of the Company's common stock. At the end of the deferral period, the director will receive the number of shares of Class A Common Stock equal to the number of deferred compensation units previously issued to the director.

  Tax Consequences. The following discussion addresses certain U.S. federal income tax consequences in connection with the 2000 NED Plan. State tax treatment is subject to individual state laws and is not reviewed in this discussion. Stock Options under the 2000 NED Plan shall be "Non-Qualified Stock Options." A Non-Qualified Stock Option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

  Beneficiaries of Plan. If the 2000 NED Plan is approved at the Annual Meeting, the following directors will immediately receive stock options for 7,500 shares each (for an aggregate of 52,500 shares): Melville Barlow, Mortimer Caplin, Philip David, Steven Gerard, Harold Harris, Daniel Lebard and Herbert Richey. Such stock options shall be exercisable at the fair market value of the Company's Class A Stock as of the date of the Annual Meeting. As of September 29, 2000, the closing price on the New York Stock Exchange for the Company's Class A Stock was $6.3750 per share.

  The stock options issued to the non-employee directors under the 2000 NED Plan are in addition to (and not in lieu of) stock options issued to non-employee directors under the 1996 NED Plan. The 1996 NED Plan is described in this Proxy Statement under the caption "Directors Compensation."

  A copy of the 2000 NED Plan is attached hereto as Appendix 2.

                                PROPOSAL NO. 3

                       APPROVAL OF PERFORMANCE GOALS AND
           INCENTIVE COMPENSATION FOR THE SENIOR VICE PRESIDENT, TAX

  At the annual meeting, you will be asked to approve the material terms of the performance goals established by the Compensation and Stock Option Committee with respect to fiscal 2001 incentive compensation awards for the Company's Senior Vice President, Tax (Mr. John Flynn).

  Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

  . the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors,

  . the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and

  . the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

  The purpose of seeking shareholder approval of the incentive compensation award for the Senior Vice President, Tax, is to meet the requirements of
Section 162(m). We recommend that you vote "FOR" this proposal.

  Vote Required. To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. Broker nonvotes will not be counted as present and shall not be entitled to vote on this proposal.

  Performance Goals. On September 27, 2000, the Company's Compensation and Stock Option Committee established performance goals for the Senior Vice President, Tax's, fiscal 2001 incentive compensation award and the maximum amount payable to the Senior Vice President, Tax, if the goal is achieved. The performance goals and maximum amount payable for fiscal 2001 are as follows:

  1. If the Company engages in an extraordinary transaction (e.g., purchase or sale of assets not in the ordinary course, including, without limitation, through a public offering or private placement of securities) during fiscal 2001, the Senior Vice President, Tax, may receive up to 1/3 of 1 percent of the total value of the transaction.

  2. Notwithstanding the foregoing, the payment of incentive compensation in connection with extraordinary transactions is restricted as follows:

    . There shall be no cash incentive compensation awards on acquisitions by the Company;

    . There shall be no incentive compensation awards in connection with the Company's issuance of any debt securities (bonds, credit agreements, etc.); and

    . There shall be no incentive compensation awards in connection with raising of equity through investment bankers.

  The Compensation and Stock Option Committee retains the right to determine the actual amount of incentive compensation to be awarded to the Senior Vice President, Tax, in fiscal 2001 based on his individual contribution, consistent with the foregoing goal and in an amount no greater than the maximum amount set forth above.

  Assuming the shareholders approve the material terms of the performance goal as described herein, the Company believes that any such incentive compensation award to the Senior Vice President, Tax, will qualify as performance-based compensation that will be deductible from the Company's gross income for federal income tax purposes.

                                PROPOSAL NO. 4

                       APPROVAL OF PERFORMANCE GOALS AND
            INCENTIVE COMPENSATION FOR THE CHIEF FINANCIAL OFFICER

  At the annual meeting, you will be asked to approve the material terms of the performance goals established by the Compensation and Stock Option Committee with respect to fiscal 2001 incentive compensation awards for the Company's Chief Financial Officer (Mr. Michael Alcox).

  Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

  . the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors,

  . the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and

  . the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

  The purpose of seeking shareholder approval of the incentive compensation award for the Chief Financial Officer, is to meet the requirements of Section 162(m). We recommend that you vote "FOR" this proposal.

  Vote Required. To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. Broker nonvotes will not be counted as present and shall not be entitled to vote on this proposal.

  Performance Goals. On September 27, 2000, the Company's Compensation and Stock Option Committee established performance goals for the Chief Financial Officer's fiscal 2001 incentive compensation award and the maximum amount payable to the Chief Financial Officer if the goal is achieved. The performance goals and maximum amount payable for fiscal 2001 are as follows:

  1. If the Company engages in an extraordinary transaction (e.g., purchase or sale of assets not in the ordinary course, including, without limitation, through a public offering or private placement of securities) during fiscal 2001, the Chief Financial Officer may receive up to 1/3 of 1 percent of the total value of the transaction.

  2. Notwithstanding the foregoing, the payment of incentive compensation in connection with extraordinary transactions is restricted as follows:

    . There shall be no cash incentive compensation awards on acquisitions by the Company;

    . There shall be no incentive compensation awards in connection with the Company's issuance of any debt securities (bonds, credit agreements, etc.); and

    . There shall be no incentive compensation awards in connection with raising of equity through investment bankers.

  The Compensation and Stock Option Committee retains the right to determine the actual amount of incentive compensation to be awarded to the Chief Financial Officer in fiscal 2001 based on his individual contribution, consistent with the foregoing goal and in an amount no greater than the maximum amount set forth above.

  Assuming the shareholders approve the material terms of the performance goal as described herein, the Company believes that any such incentive compensation award to the Chief Financial Officer will qualify as performance-based compensation that will be deductible from the Company's gross income for federal income tax purposes.

                                PROPOSAL NO. 5

           APPROVAL OF PERFORMANCE GOALS AND INCENTIVE COMPENSATION
                       FOR THE EXECUTIVE VICE PRESIDENT

  At the annual meeting, you will be asked to approve the material terms of the performance goals established by the Compensation and Stock Option Committee with respect to fiscal 2001 incentive compensation awards for the Company's Executive Vice President (Mr. Donald Miller).

  Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

  . the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors,

  . the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and

  . the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

  The purpose of seeking shareholder approval of the incentive compensation award for the Executive Vice President, is to meet the requirements of Section 162(m). We recommend that you vote "FOR" this proposal.

  Vote Required. To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. Broker nonvotes will not be counted as present and shall not be entitled to vote on this proposal.

  Performance Goals. On September 27, 2000, the Company's Compensation and Stock Option Committee established performance goals for the Executive Vice President's fiscal 2001 incentive compensation award and the maximum amount payable to the Executive Vice President if the goal is achieved. The performance goals and maximum amount payable for fiscal 2001 are as follows:

  1. If the Company engages in an extraordinary transaction (e.g., purchase or sale of assets not in the ordinary course, including, without limitation, through a public offering or private placement of securities) during fiscal 2001, the Executive Vice President may receive up to 1/3 of 1 percent of the total value of the transaction.

  2. Notwithstanding the foregoing, the payment of incentive compensation in connection with extraordinary transactions is restricted as follows:

    . There shall be no cash incentive compensation awards on acquisitions by the Company;

    . There shall be no incentive compensation awards in connection with the Company's issuance of any debt securities (bonds, credit agreements, etc.); and

    . There shall be no incentive compensation awards in connection with raising of equity through investment bankers.

  The Compensation and Stock Option Committee retains the right to determine the actual amount of incentive compensation to be awarded to the Executive Vice President in fiscal 2001 based on his individual contribution, consistent with the foregoing goal and in an amount no greater than the maximum amount set forth above.

  Assuming the shareholders approve the material terms of the performance goal as described herein, the Company believes that any such incentive compensation award to the Executive Vice President will qualify as performance-based compensation that will be deductible from the Company's gross income for federal income tax purposes.

                                PROPOSAL NO. 6

                                  APPROVAL OF
                             PERFORMANCE GOALS AND
                          INCENTIVE COMPENSATION FOR
                                 THE PRESIDENT

  At the annual meeting, you will be asked to approve the material terms of the performance goals established by the Compensation and Stock Option Committee with respect to fiscal 2001 incentive compensation awards for the Company's President (Dr. Eric Steiner).

  Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

  . the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors,

  . the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and

  . the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

  The purpose of seeking shareholder approval of the President's incentive compensation award is to meet the requirements of Section 162(m). We recommend that you vote "FOR" this proposal.

  Vote Required. To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. Broker nonvotes will not be counted as present and shall not be entitled to vote on this proposal.

  Performance Goals. On September 27, 2000, the Company's Compensation and Stock Option Committee established performance goals for the President's fiscal 2001 incentive compensation award and the maximum amount payable to the President if the goal is achieved. The performance goals and maximum amount payable for fiscal 2001 are as follows:

  1. If the Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) of Fairchild Fasteners in Fiscal 2001, as computed in the same manner as under the Company's Credit Agreement in effect as of July 1, 2000, is more or less than Fairchild Fasteners planned EBITDA ("Target EBITDA") as submitted to the Board of Directors of the Company on September 19, 2000, then the President may receive an incentive compensation award in accordance with the following table:

     Percentage of Target EBITDA       Percentage of Base Salary
     ---------------------------       -------------------------
     Less than 85%                                 0%
     85% or more, but less than 90%               30%
     90% or more, but less than 95%               45%
     95% or more, but less than 100%              60%
     100% or more, but less than 105%             75%
     105% or more, but less than 110%            100%
     110% or more                                125%

  2. If the Company engages in an extraordinary transaction (e.g., purchase or sale of assets not in the ordinary course, including, without limitation, through a public offering or private placement of securities) during fiscal 2001, the President may receive up to two percent (2%) of the total value of the transaction.

  3. Notwithstanding the foregoing, the payment of incentive compensation in connection with extraordinary transactions is restricted as follows:

    . There shall be no cash incentive compensation awards on acquisitions by the Company;

    . There shall be no incentive compensation awards in connection with the Company's issuance of any debt securities (bonds, credit agreements, etc.); and

    . There shall be no incentive compensation awards in connection with raising of equity through investment bankers.

  All of the foregoing will be computed in such a manner as to avoid duplication.

  The Compensation and Stock Option Committee retains the right to determine the actual amount of incentive compensation to be awarded to the President in fiscal 2001 based on his individual contribution, consistent with the foregoing goal and in an amount no greater than the maximum amount set forth above.

  Assuming the shareholders approve the material terms of the performance goal as described herein, the Company believes that any such incentive compensation award to the President will qualify as performance-based compensation that will be deductible from the Company's gross income for federal income tax purposes.

                                PROPOSAL NO. 7

                                  APPROVAL OF
                             PERFORMANCE GOALS AND
                          INCENTIVE COMPENSATION FOR
                          THE CHIEF EXECUTIVE OFFICER

  At the annual meeting, you will be asked to approve the material terms of the performance goals established by the Compensation and Stock Option Committee with respect to fiscal 2001 incentive compensation awards for the Company's Chief Executive Officer (Mr. Jeffrey Steiner).

  Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

  . the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors,

  . the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and

  . the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

  The purpose of seeking shareholder approval of the Chief Executive Officer's incentive compensation award is to meet the requirements of Section 162(m). We recommend that you vote "FOR" this proposal.

  Vote Required. To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. Broker nonvotes will not be counted as present and shall not be entitled to vote on this proposal.

  Performance Goals. On September 19, 2000, the Company's Compensation and Stock Option Committee established performance goals for the Chief Executive Officer's fiscal 2001 incentive compensation award and the maximum amount payable to the Chief Executive Officer if the goals are achieved. The performance goals and maximum amounts payable for fiscal 2001 are as follows:

  1. If the Company (including its consolidated subsidiaries) achieves pre-tax profits for fiscal 2001, the Chief Executive Officer may receive up to three percent (3%) of such pre-tax profits.

  2. If the Company engages in an extraordinary transaction (e.g., purchase or sale of assets not in the ordinary course, including, without limitation, through a public offering or private placement of securities) during fiscal 2001, the Chief Executive Officer may receive up to two and one-half percent (2 1/2%) of the total value of the transaction.

  3. Notwithstanding the foregoing, the payment of incentive compensation in connection with extraordinary transactions is restricted as follows:

    . There shall be no cash incentive compensation awards on acquisitions by the Company;

    . There shall be no incentive compensation awards in connection with the Company's issuance of any debt securities (bonds, credit agreements, etc.); and

    . There shall be no incentive compensation awards in connection with raising of equity through investment bankers.

  All of the foregoing will be computed in such a manner as to avoid duplication.

  The Compensation and Stock Option Committee retains the right to determine the actual amount of incentive compensation to be awarded to the Chief Executive Officer in fiscal 2001 based on his individual contribution, consistent with the foregoing goals and in an amount no greater than the maximum amounts set forth above.

  Assuming the shareholders approve the material terms of the performance goals as described herein, the Company believes that any such incentive compensation award to the Chief Executive Officer will qualify as performance-based compensation that will be deductible from the Company's gross income for federal income tax purposes.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  Arthur Andersen LLP has served as the Company's independent auditor since 1968. No change is contemplated. Representatives of Arthur Andersen will be available at the annual meeting to make a statement, if they so desire, and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

  If you want to include a shareholder proposal in the proxy statement for the 2001 annual meeting, it must be delivered to the Company before June 12, 2001.

  If you want to submit a shareholder proposal for the 2001 annual meeting but you do not require that such proposal be included in the Company's proxy materials, you must notify the Company of such proposal before August 26, 2001. If such notice is not received by August 26, 2001, the proposal shall be considered untimely and shall not be presented at the 2001 annual meeting.

  All shareholder proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934, and should be submitted to the Company's headquarters, 45025 Aviation Drive, Suite 400, Dulles, VA 20166-7516, Attention: Secretary.

                                 ANNUAL REPORT

  The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2000, was mailed to shareholders with or prior to mailing of this proxy statement. The Company will provide free of charge to any shareholder as of the record date who so requests in writing, a copy of the Company's annual report on Form 10-K for fiscal 2000. Requests for such copies should be directed to Donald E. Miller, Executive Vice President & Secretary, The Fairchild Corporation, 45025 Aviation Drive, Suite 400, Dulles, VA 20166-7516.

                                          By Order of the Board of Directors

                                          /s/ Donald E. Miller

                                          Donald E. Miller
                                          Executive Vice President
                                          & Secretary

                                  Appendix 1

                        Charter of the Audit Committee

1. General (Structure, Process and Membership Requirements).

  (a) Membership. The Company shall have an audit committee (the "Audit Committee") comprised of at least three members ("Members") of the Company's Board of Directors. Each Member of the Audit Committee shall be independent of the Company's management and shall be free from any relationship that would interfere with the exercise of judgment independent of the Company's management.

    Members of the Audit Committee shall meet the following criteria:

    (i) Independence of Audit Committee Members: Each Member must be independent. "Independent" is defined as having no relationship with the Company that may interfere with the Member's exercise of his independence from management of the Company.
    (ii) Each Member must be financially literate (as interpreted by the Company's Board of Directors in its business judgment)

    (iii) Accounting or Related Financial Management Expertise: At least one Member of the Audit Committee must have accounting or related financial management expertise (as interpreted by the Company's Board of Directors in its business judgment).

    (iv) No Employment of Audit Committee Members: Neither the Member nor anyone in his immediate family may be an officer or employee of the Company (or any of its affiliates) or have been an officer or employee of the Company (or any of its affiliates) in the last three years.

    (v) No Business Relationship Between Audit Committee Members and the
        Company: If a Member (or any organization in which such Member is a partner, controlling shareholder or executive officer) has (or in the last three years, has had) a business relationship with the Company (including a commercial, industrial banking, consulting, legal, accounting or other relationship), the Board of Directors must specifically determine that (in the Board of Directors' business judgment) such business relationship does not interfere with the Member's exercise of his independent judgment. In making this determination, the Board shall consider, among other things, the materiality of the relation to the Company, to the Member and, if applicable, to the organization with which the director is affiliated.

    (vi) No Cross Compensation Links: If any executive officer of the Company is a member of the audit committee of another organization, then no executive officer of such other organization may serve as a Member of the Company's Audit Committee.

  (b) Purpose. The purpose of the Audit Committee shall be to assist the Company's Board of Directors in discharging its responsibilities with respect to (i) the Company's internal accounting, auditing and financial reporting controls, policies, procedures and practices (collectively, "Internal Controls"), and (ii) the Company's outside auditors.

  (c) Appointment and Term. The Chairman and each other Member of the Audit Committee shall be appointed by the Company's Board of Directors to serve a term of one year or until their successors have been duly appointed and assume office.

  (d) Committee Meetings. The Audit Committee shall hold at least four regular meetings each year, and such additional meetings as the Chairman or a majority of the Members of the Audit Committee may deem necessary or advisable.

  The Audit Committee may require the presence and participation of any officer or employee of the Company, the Company's internal auditors, or the Company's outside auditors at any meeting of the Audit Committee.

  (e) Minutes. The Audit Committee shall prepare and approve minutes of its meetings, and such minutes shall be submitted to the Company's Board of Directors for review and to the Company's Secretary for inclusion in the Company's minute books.

  (f) Reports of Actions. The Audit Committee shall promptly report all actions it has taken to the Company's Board of Directors for ratification.

2. Responsibilities of the Audit Committee (Scope of Audit Committee's Responsibilities and How It Carries Out These Responsibilities).

  (a) Internal Controls. The Audit Committee shall review the actions taken by the Company's management to ensure that the Company adopts, maintains and adheres to a system of Internal Controls that provides reasonable assurances that (1) all transactions of the Company are properly authorized and are reflected in the books and records of the Company, (2) the risk of financial misconduct is minimized and any such misconduct is promptly detected and reported, (3) the Company is able to prepare and publish financial statements that are fairly presented, have been prepared in accordance with generally accepted accounting principles, and comply with all applicable requirements, and (4) the internal and external audits of the Company are adequate and comply with all applicable requirements. The Audit Committee shall review with the Company's Chief Financial Officer and outside auditors at least annually the adequacy and effectiveness of the Company's Internal Controls.

  (b) Financial Statements. The Audit Committee shall review the Company's published financial statements, including without limitation (1) any unusual or non-recurring items therein, (2) the accounting principles applied therein, (3) any changes in previously applied accounting principles, and (4) management's report accompanying the Company's annual financial statements included in the Company's Annual Report to Shareholders.

  (c) Internal Audit. The Audit Committee shall review (1) the Company's internal audit plans with management and the Company's outside auditors (which review shall be conducted at least annually), (2) management's appointment, replacement, reassignment or dismissal of the Company's internal auditors, (3) the progress and key findings of the Company's internal audits, (4) the compensation paid by the Company to its internal auditors for all services rendered (which review shall be conducted at least annually), (5) all reports, criticisms, problems, issues, recommendations or other matters submitted or raised by the Company's internal auditors, and management's responses, actions and follow-up with respect thereto, and (6) all disagreements between management and the Company's internal auditors.

  (d) Independent Outside Auditors. The Audit Committee shall annually review
      (1) management's recommendation with respect to the selection of the Company's outside auditors, and provide to the Company's Board of Directors a recommendation with respect to such selection, (2) the scope of the Company's annual examination and audit with the Company's outside auditors, (3) management's evaluation of the independence of the Company's outside auditors, (4) the letter from the Company's outside auditors with respect to their independence from the Company's management and their unrestricted access to the Audit Committee, (5) the report from the Company's outside auditors with respect to the services that they have provided to the Company and other related matters, (6) the compensation paid by the Company to its outside auditors for all services rendered, (7) all reports, criticisms, problems, issues, recommendations or other matters submitted or raised by the Company's outside auditors, and management's responses, actions and follow-up with respect thereto, and (8) all disagreements between management and the Company's independent public accounts.

    The outside auditors of the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

    The Audit Committee is responsible for:

    (i) Ensuring that the outside auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company;

    (ii) Actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors; and

    (iii) Recommending that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

  (e) Second Opinions. The Audit Committee shall review decisions by management to obtain second opinions on significant accounting issues and any actions taken by management in reliance on such opinions.

  (f) Meetings. The Audit Committee shall meet at least annually with (1) appropriate officers and employees of the Company to discuss tax matters affecting the Company, and (2) in-house counsel to discuss legal matters affecting the Company.

3. Annual Consultation with Outside Auditors. In order to ensure that the Audit Committee receives all the information necessary to carry out its responsibilities, the Audit Committee shall request, at least annually, confirmation from the Company's outside auditors that they have informed the Audit Committee as to (a) the initial selection of and changes in significant accounting policies and their application, (b) the process used in formulating sensitive accounting estimates, (c) adjustments proposed by the auditor but not recorded by the Company that could cause future financial statements to be materially misstated, (d) disagreements with management and whether or not satisfactorily resolved, (e) cases when management consulted with other accountants about auditing and accounting matters, (f) difficulties encountered in performing the annual audit, and (g) any other significant Internal Control or financial reporting matter.

4. Preparation of Annual Financial Statements. Each year, prior to releasing the Company's audited financial statements, the Audit Committee shall take the following action:

  (a) The Audit Committee shall review and discuss the audited financial statements with management;

  (b) The Audit Committee shall discuss with the Company's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

  (c) The Audit Committee shall receive and review the written disclosures and the letter from the independent auditors required by ISB Standard No. 1, as may be modified or supplemented, and shall discuss with the auditors the auditors' independence.

  (d) Based on the review and discussions referred to in sub-paragraphs (a) through (c) above, the Audit Committee shall determine (and shall report in the Company's Annual Proxy Statement) if it recommends to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K.

  (e) Each Member of the Audit Committee shall provide such information as may be reasonably requested by the Company in order to enable the Board to review whether the Members of the Audit Committee are independent, as defined in NYSE listing standards and as defined in Section 1 of this Charter.

  (f) The Audit Committee shall review its own compliance with the policies and procedures of this Charter, including without limitation compliance with the following Sections:

    Section 2(a) (review with the CFO and outside auditors the adequacy and effectiveness of the Company's internal controls);

    Section 2(b) (review the Company's financial statements);

    Section 2(c) (review with management and outside auditors the Company's internal audit plans);

    Section 2(d) (review recommendation and selection of outside auditors; determine that the outside auditors are independent);

    Section 2(e) (review any decisions by management to obtain second opinions on significant accounting issues);

    Section 2(f) (meet with officers and employees to discuss tax and legal matters); and

    Section 3 (annual consultation with outside auditors).

  (g) The Company shall provide to the NYSE written confirmation regarding:

    (i) The Board's annual determination regarding the independence of Members of the Audit Committee;

    (ii) The financial literacy of the Audit Committee Members;

    (iii) The determination that at least one Audit Committee Member has accounting or related financial management expertise; and

    (iv) The Board's annual review and reassessment of the adequacy of this Charter.

5. Compliance with NYSE Requirements. Sections 1(a), 2(d) and 4(g) of this Charter are intended to comply with Rules 303.01 and 303.02 of the NYSE Listed Company Manual (as last modified on 12/20/99). In the event of any amendments to such Rules, the Board shall consider parallel amendments to this Charter.

  This Charter was approved by the Company's Board of Directors on February 17, 2000.

                                                                     Appendix 2

                          2000 NON-EMPLOYEE DIRECTORS
                             STOCK OPTION PLAN OF
                           THE FAIRCHILD CORPORATION

1. Purpose.

  The purpose of this 2000 Non-Employee Directors Stock Option Plan (the "Plan") is to retain qualified and competent persons to serve as members of the board of directors (the "Board") of The Fairchild Corporation (the "Company") by providing a means whereby such persons acquire an equity interest in the Company thereby securing for the Company and its stockholders the benefits inherent in such equity ownership by persons whose advice and counsel are important to the Company's future growth and continued success.

2. Administration.

  (a) The Board (excluding participation by Non-Employee Directors) shall (i) administer the Plan, (ii) establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and
      (iii) take such actions, make such determinations and issue such interpretations in connection with the Plan (or the Options issued thereunder) as it may deem necessary or advisable.

  (b) The Board may from time to time appoint a Committee (the "Committee"), comprised of at least three members of the Board who are not Non-Employee Directors, and may delegate to the Committee full power and authority to take any and all action required or permitted to be taken by the Board under the Plan. The Board or the Committee, as applicable, shall hereinafter be referred to as the "Administrator."

  (c) The Administrator shall have no discretion with respect to the selection of directors to receive Awards under the Plan, the number of shares subject to the Plan or to each Award, or the purchase price for shares subject to Awards. The Administrator shall have no authority to materially increase benefits under the Plan.

  (d) The Administrator may establish from time to time such regulations, provisions, and procedures within the terms of the Plan as, in its opinion, may be advisable in the administration of the Plan.

  (e) The Administrator may designate the Secretary of the Company or other employees of the Company to assist the Administrator in the administration of the Plan and may grant authority to such persons to execute documents on behalf of the Administrator.

3. Stock.

  The common stock (the "Common Stock") to be made the subject of Awards under the Plan shall be the shares of Class A Common Stock of the Company, $.10 par value per share. The total amount of Common Stock for which Awards may be granted under the Plan shall not exceed, in the aggregate, 52,500 shares, subject to adjustment in accordance with the provisions of Section 12 hereof.

4. Award of Options.
  (a) Awards shall be granted only to directors of the Board who (at the time of Award): (i) are not employees of the Company, and (ii) have not been employees of the Company for the past three (3) years ("Non-Employee Directors").

  (b) All Awards granted under the Plan shall be non-qualified options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC").

  (c) All Awards under this Plan shall be granted immediately after shareholder approval of the Plan, at the rate of 7,500 stock options per each of the seven (7) Non-Employee Directors.

  (d) Every recipient of Awards pursuant to this Plan shall be bound by the terms and provisions of this Plan (including the restriction on assignability of options set forth in Section 8 below); and, the acceptance of options pursuant to this Plan shall constitute a binding agreement between the recipient and the Company.

5. Number of Shares to Be Granted.

  Each person who is a Non-Employee Director of the Company at the time of adoption of the Plan by the stockholders shall be granted an option for 7,500 shares of Stock (the "Awards" or "Options").

6. Price.

  The exercise price of each Option shall be the closing price of the Common Stock on the New York Stock Exchange (the "NYSE") on the date the stockholders approve the Plan.

  The closing price of the Common Stock, as of any particular day, shall be as reported by the NYSE; provided, however, that if the Common Stock is not listed on the NYSE on the date the option price is to be determined, the option price shall be the last price reported by the NYSE prior to the option date.

7. Vesting Schedule.

  Each Award under the Plan will contain the following vesting schedule: (i) after one year from the date of grant, the holder may exercise up to 25% of the Options covered by the Award; (ii) after two years from the date of grant, the holder may exercise up to 50% of the Options covered by the Award; (iii) after three years from the date of grant, the holder may exercise up to 75% of the Options covered by the award; and (iv) after four years from the date of grant, the holder may exercise up to 100% of the Options covered by the Award.

  All Options will expire five years after the date of grant of the Award.

8. Transferability.

  No Option may be transferable by a holder other than by will or the laws of descent and distribution. During the lifetime of a holder, the Option may be exercisable only by such holder. A holder who acquires Common Stock hereunder may only transfer such Common Stock in compliance with applicable federal and state securities laws.

9. Termination of Directorship.

  If, on or after the date the Awards are granted, a holder ceases to serve as a director of the Company for any reason other than death or disability (including: (i) resignation, (ii) removal as a director of the Company by the stockholders of the Company, with or without cause, or (iii) a holder's decision not to stand for reelection at the next shareholders meeting), the holder shall have the right to exercise any remaining Options under the holder's Award (to the extent such Options shall have vested prior to resignation, removal or other termination) on the earlier of: (a) three months after such resignation, removal or other termination, or (b) the expiration date of the Award. Thereafter, the Award and all Options thereunder shall be deemed to have expired.

10. Death or Disability.

  If, on or after the date the Awards are granted, a holder ceases to serve as a director of the Company due to death or disability, the holder (or the personal representative of the holder or the person or persons to whom the Options shall have been transferred by will or by the laws of decent and distribution), shall have the right to exercise any remaining Options under the holder's Award (to the extent such Options shall have vested prior to death or disability) on the earlier of: (a) one year after termination due to death or disability, or (b) the expiration date of the Award. Thereafter, the Award and all Options thereunder shall be deemed to have expired.

11. Payment for Stock.

  (a) The purchase price of Common Stock issued upon exercise of options granted hereunder shall be paid in full on the date of purchase. Payment shall be made either in cash or such other consideration as the Administrator deems appropriate, including, without limitation, Common Stock already owned by the holder or Common Stock to be acquired by the holder upon exercise of the option having a total fair market value, as determined by the Administrator, equal to the purchase price, or a combination of cash and Common Stock having a total fair market value, as so determined, equal to the purchase price.

  (b) Common Stock shall not be issued upon the exercise of options unless and until the aggregate amount of federal, state or local taxes of any kind required by law to be withheld, if any, with respect to the exercise of such options have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe, including, without limitation, payment of any such taxes by exchanging shares of Common Stock previously owned by the holder or acquired upon the exercise of an option.

12. Stock Adjustments.

  (a) The total amount of Common Stock for which options shall be granted under the Plan and option terms (both as to the number of shares of Common Stock and the price of the option) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a Common Stock dividend on the Common Stock, a subdivision or combination of the Common Stock, or a reclassification of the Common Stock, and (in accordance with the provisions contained in the following paragraph) in the event of a consolidation or a merger in which the Company will be the surviving corporation.

  (b) After the merger of one or more corporations into the Company in which the Company shall be the surviving corporation, or after any consolidation of the Company and one or more other corporations, each holder shall, at no additional cost, be entitled, upon any exercise of his option, to receive, in lieu of the number of shares of Common Stock as to which such option shall then be so exercised, the number and class of shares of Common Stock or other securities to which such holder would have been entitled pursuant to the terms of the applicable agreement of merger or consolidation if at the time of such merger or consolidation such holder had been a holder of record of a number of shares of Common Stock equal to the number of shares for which such option may then be so exercised. Comparable rights shall accrue to each holder in the event of successive mergers or consolidations of the character described above.

  (c) In the event of any sale of all or substantially all of the assets of the Company, or any merger of the Company into another corporation, or any dissolution or liquidation of the Company or, in the discretion of the Board, any consolidation or other reorganization in which it is impossible or impracticable to continue in effect any options, all options granted under the

     Plan (and not previously exercised) shall immediately vest and shall terminate unless exercised at least one business day before the scheduled closing of such event; provided that any such vesting, exercise or termination shall be conditioned on the closing of such transaction; and provided further that the Board may in its discretion, require instead that all options granted under the Plan and not previously exercised shall be assumed by such other corporation on the basis provided in the preceding paragraph to the extent possible or practical.

  (d) The adjustments described in this Section 12 and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

13. Rights as a Stockholder.

  A holder or a transferee of an Option shall have no rights as a stockholder with respect to any share of Common Stock covered by such holder's Option until such holder has become the holder of record of such share of Common Stock, and, except for stock dividends as provided in Section 12 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such share for which the record date is prior to the date on which he or she shall become the holder of record thereof.

14. Amendment and Termination.

  The Board may at any time terminate, amend or modify the Plan in any respect it deems suitable; provided, however, that no such action of the Board, without the approval of the stockholders of the Company, may: (i) increase the total amount of Common Stock on which Options may be granted under the Plan,
(ii) change the manner of determining the option price, (iii) change the class of individuals eligible to receive Awards, (iv) change the number of Options which may be granted to each director, (v) change the times when such Options are granted, or (vi) materially increase the benefits under the Plan; provided further that no amendment, modification or termination of the Plan may in any manner affect any Option theretofore granted under the Plan without the consent of the then holder. Notwithstanding the foregoing, the Plan may not be amended more than once in any six-month period except to comply with changes in the IRC, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any rules or regulations promulgated under either the IRC or ERISA.

15. Investment Purpose.

  At the time of exercise of any option, the Company may, if it shall deem it necessary or desirable for any reason, require the holder to (i) in the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), represent in writing to the Company that it is such holder's then intention to acquire the Common Stock for investment and not with a view to the distribution thereof, or (ii) postpone the date of exercise until such time as the Company has available for delivery to the holder a prospectus meeting the requirements of all applicable securities laws.

16. Right to Remove Director.

  Nothing contained herein or in any Award shall restrict the right of the stockholders of the Company to remove any holder as director at any time, with or without cause, or shall constitute or be evidence of any agreement or understanding, express or implied, that the Company shall retain a director for any period of time, or at any particular rate of compensation.

17. Finality of Determinations.

  Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Administrator shall be final and be binding and conclusive for all purposes.

18. Indemnification of Directors.

  Each director of the Company, solely in his or her capacity as a director, shall be indemnified by the Company against all costs and expenses reasonably incurred by such director in connection with any action, suit or proceeding to which he or she or any of the other directors may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award thereunder, and against all amounts paid in settlement thereof (provided such settlement shall be approved by independent legal counsel) or paid in satisfaction of a judgment in any such action, suit or proceeding, to the extent permitted by Delaware law. Upon the institution of any such action, suit or proceeding, a director of the Company shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such director undertakes to handle it on his or her own behalf.

19. Governing Law.

  The Plan shall be governed by the laws of the State of Delaware.

20. Effective Date.

  The Plan shall become effective upon the date of its adoption by the Board (September 26, 2000), subject to approval by the stockholders of the Company at the Annual Meeting to be held on November 20, 2000. If the Plan is approved by the stockholders at such Annual Meeting, Initial Stock Awards (as defined in Section 5 of the Plan) shall be issued as of such Annual Meeting date, with the exercise price determined as of such date and the expiration date for such options being five years from such date. If the Plan is not approved by the stockholders at such Annual Meeting, the Plan shall be null and void.

21. Override.

  All transactions under the Plan are intended to comply with applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and as deemed advisable by the Administrator.

22. DEFERRAL OF COMPENSATION

  22.1Defined Terms.

     22.1.1 "Award" means an award of stock options to a Non-Employee Director under this Plan.

     22.1.2 "Committee" means the full Board of Directors (excluding the participation of Non-Employee Directors) or a committee of three of more Directors (excluding Non-Employee Directors).

     22.1.3 "Deferral Date" means, in connection with any Deferred Compensation Unit, the date on which any deferred compensation with respect thereto would have been paid if no deferral election had been made.

     22.1.4 "Deferred Compensation Plan" means the Company's Stock Option Deferral Plan dated February 9, 1998 (as amended from time to time). Generally, participation in the Deferred Compensation Plan is limited to Executive Officers and Directors who are deemed "Accredited Investors" for purposes of Federal Securities Laws.

     22.1.5 "Deferred Compensation Units" means the right of a Non-Employee Director to receive distributions of deferred compensation pursuant to the Deferred Compensation Plan in the form of Shares, determined in accordance with the terms of this Plan and the Deferred Compensation Plan, and based on the Fair Market Value of Shares on the Deferral Date.

     22.1.6 "Dividend Equivalents" means the right of a Non-Employee Director to receive Shares equal to:
              (i) the per Share cash dividends declared by the Company from time to time,

              (ii) multiplied by the number of Deferred Compensation Units credited to the account of the Non-Employee Director as of each applicable dividend record date,

              (iii) divided by the Fair Market Value on the related dividend payment date.

     22.1.7 "Fair Market Value" means with respect to the Company's Shares the closing price of the Shares as of the date on which the value is to be determined, as reported on the New York Stock Exchange or such other source of quotation for, or reports of, trading activity in Shares as the Committee may from time to time select.

     22.1.8 "Shares" means shares of the Company's Class A Common Stock.

  22.2Deferred Compensation Units

     22.2.1 Granting of Deferred Compensation Units: To the extent elected by any Non-Employee Director and permitted by the Deferred Compensation Plan, the Committee may award Deferred Compensation Units to any Non-Employee Director in lieu of all or any portion of the gain that would otherwise be recognized by such Non-Employee Director upon exercise of a stock option. All Deferred Compensation Units shall be subject to the terms of this Plan and the Deferred Compensation Plan.

     22.2.2 Effect of Grants: The number of Shares distributable to Non-Employee Directors pursuant to each Deferred Compensation Unit shall be charged against the maximum number of Shares of Common Stock that may be issued under this Plan at any time. The number of Shares distributable to Non-Employee Directors pursuant to Dividend Equivalents shall not be charged against the number of Shares issuable under this Plan.

     22.2.3 Accounting; Fractional Units:

              (a) The number of Deferred Compensation Units credited to the account of any Non-Employee Director shall be rounded to the nearest one-thousandth of a Unit. The account to which Deferred Compensation Units are credited shall be an unsecured general obligation of the Company. The Company will maintain records of the number of Deferred Compensation Units for the account of each Non-Employee Director, in part, to prevent an issuance of shares of Common Stock in excess of the authorized shares.

              (b) Notwithstanding paragraph (a) above, upon distribution of any Shares represented by Deferred Compensation Units, the number of shares shall be rounded downward to the nearest whole share and no fractional shares shall be issued. Fractional Units remaining after the final distribution to any Non-Employee Director shall be cancelled without obligation to the Non-Employee Director.

     22.2.4 Exercise of Rights Under Awards: Shares used to pay the purchase price on the exercise of Awards subject to the Deferred Compensation Plan, shall have been held by the Non-Employee Director for a period of not less than six months (or such longer period as may be required under the terms of the Award).

                            The Fairchild Corporation

     This proxy is solicited on behalf of the Board of Directors of The Fairchild Corporation.

     The undersigned hereby appoints Jeffrey J. Steiner, John L. Flynn and Donald E. Miller as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock, par value $.10 per share, and Class B Common Stock, par value $.10 per share, of The Fairchild Corporation held of record by the undersigned on September 29, 2000 at the Annual Meeting of Stockholders to be held on Monday, November 20, 2000 at 10:00 a.m. (local time) and at any adjournments or postponements thereof.

"Please Mark Inside Boxes so that Data Processing Equipment will Record Your Votes."

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

                (Continued and to be signed on the reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES, AND FOR APPROVAL OF THE OTHER PROPOSALS:

1.   ELECTION OF DIRECTORS
     [ ] FOR all listed nominees              [ ] WITHHELD for all.
     (except as marked to the contrary
     below).

Melville R. Barlow, Mortimer M. Caplin, Philip David, Robert E. Edwards, Steven
L. Gerard, Harold J. Harris, Daniel Lebard, Herbert S. Richey, Eric I. Steiner, and Jeffrey J. Steiner.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

------------------

2.   TO APPROVE THE ISSUANCE OF 52,500 STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS;
     [ ] FOR    [ ] AGAINST  [ ] ABSTAIN

3. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE SENIOR VICE PRESIDENT, TAX;
     [ ] FOR    [ ] AGAINST  [ ] ABSTAIN

4. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE CHIEF FINANCIAL OFFICER;
     [ ] FOR    [ ] AGAINST  [ ] ABSTAIN

5. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE EXECUTIVE VICE PRESIDENT;

6.   TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE
     PRESIDENT;

7. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER;

8.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
     SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                         Please sign exactly as name(s) appear hereon.
                         When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

                         Date
                             ------------------------------------------------

                             ------------------------------------------------

                             ------------------------------------------------
                                           Signature(s)

                            THE FAIRCHILD CORPORATION
                          SAVINGS PLAN FOR EMPLOYEES OF
                            THE FAIRCHILD CORPORATION

                         VOTING INSTRUCTIONS TO TRUSTEE

These voting instructions are solicited on behalf of the Board of Directors of The Fairchild Corporation.

To the Trustee:

     In accordance with the provisions of the Savings Plan for Employees of The Fairchild Corporation, I hereby instruct you, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of The Fairchild Corporation to be held on November 20, 2000, and any adjournments thereof, all shares of The Fairchild Corporation standing to my credit in the Master Trust covering the foregoing Plan in which I may be a participant and which I am entitled to vote at such meeting as follows:

     The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given by 10:00 a.m. (EST) Monday, November 13, 2000, this proxy will be voted in the same percentage as shares held by participants for which the Trustee has received timely voting instructions. The Trustee will hold your voting directions in strict confidence. The Proxy may vote in its discretion upon any other matters properly coming before the Annual Meeting and any adjournments thereof.

                             PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       PROXY CARD PROMPTLY
                                 (Continued on the reverse side)

                         Please sign exactly as name(s) appear hereon.
                         When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

                         Date _______________________________________, 2000

                              ------------------------------------------------

                              ------------------------------------------------
                                             Signature(s)

" Please Mark Inside Boxes so that Data Processing Equipment will Record Your Votes."


1.   ELECTION OF DIRECTORS
     [ ] FOR all listed nominees         [ ] WITHHELD for all.
     (except as marked to the contrary
     below).

Melville R. Barlow, Mortimer M. Caplin, Philip David, Robert E. Edwards, Steven
L. Gerard, Harold J. Harris, Daniel Lebard, Herbert S. Richey, Eric I. Steiner, and Jeffrey J. Steiner.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

------------------------
2.   TO APPROVE THE ISSUANCE OF 52,500 STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS;
     [ ] FOR    [ ] AGAINST  [ ] ABSTAIN

3. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE SENIOR VICE PRESIDENT, TAX;
     [ ] FOR    [ ] AGAINST  [ ] ABSTAIN

4. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE CHIEF FINANCIAL OFFICER;
     [ ] FOR    [ ] AGAINST  [ ] ABSTAIN

5. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE EXECUTIVE VICE PRESIDENT;

6.   TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE
     PRESIDENT;

7. TO APPROVE THE PERFORMANCE GOALS AND INCENTIVE COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER;

8. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.